Exhibit 10.3
AMENDMENT NO. 2
THIS AMENDMENT NO. 2, dated as of April 10, 2012 (this “Amendment No. 2”), is entered into by and among TOYS “R” US-DELAWARE, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders”; and each individually, a “Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Borrower, certain lenders party thereto (the “Initial Lenders”), the Administrative Agent, and certain other agents and lenders named therein entered into that certain Amended and Restated Credit Agreement, dated as of August 24, 2010 (as amended by that certain Amendment No. 1 dated as of September 20, 2010, as further amended by that certain Incremental Joinder Agreement dated as of May 24, 2011 (the “Incremental Joinder Agreement No. 1”), as further amended by that certain Incremental Joinder Agreement No. 2 dated as of April 10, 2012 (the “Incremental Joinder Agreement No. 2”), and as further amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Amended and Restated Credit Agreement”) pursuant to which the Lenders made certain loans and certain other extensions of credit to the Borrower; and
WHEREAS, the parties hereto intend to amend the Amended and Restated Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1

DEFINITIONS
1.1    Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):
(a)    “Amended and Restated Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.
(b)    “Amendment Date” shall mean the first date on which all conditions set forth in Section 3 of this Agreement are satisfied, which date was April 10, 2012.
(c)    “Incremental Joinder Agreement No. 1” shall have the meaning assigned to such term in the recitals hereto.

(d)    “Incremental Joinder Agreement No. 2” shall have the meaning assigned to such term in the recitals hereto.
1.2    Other Definitions. Unless otherwise defined or the context otherwise requires, capitalized terms for which meanings are not provided herein shall have the meanings ascribed such terms in the Amended and Restated Credit Agreement.
SECTION 2

AMENDMENTS
2.1    Amendment to Credit Agreement. Subject to the satisfaction of the closing conditions set forth in Section 3 below, from and after the Amendment Date, the Amended and Restated Credit Agreement is amended as follows:
(i)     The definitions “Amendment No. 2” and “Amendment No. 2 Effective Date” shall be added in appropriate alphabetical order to read as follows:
“‘Amendment No. 2’ means Amendment No. 2 to this Agreement, dated as of April 10, 2012, among the Borrower, the Lenders party thereto and Bank of America, as Administrative Agent.
‘Amendment No. 2 Effective Date’ means April 10, 2012.”;
(ii)     Section 2.03(h) is amended by adding to the end of such Section: “Upon any voluntary prepayment of the Loans (including, for the avoidance of doubt, any Initial Loans, Term B-2 Loans or Term B-3 Loans) (in whole or in part, including pursuant to a refinancing thereof) at any time after the Amendment No. 2 Effective Date and prior to the first anniversary of the Amendment No. 2 Effective Date with the proceeds of any Repricing Transaction, Borrower shall pay a premium equal to 1.00% of the principal amount of any portion of such Loans optionally prepaid.
(iii)    Exhibit C-3 of the Credit Agreement is hereby replaced in its entirety with Exhibit C-3 attached hereto as Exhibit A and shall be required to be used for any assignments of Term B-2 Loans or Term B-3 Loans;
(iv)    The definition of “Loan Documents” is amended and restated in its entirety to read as follows:
‘“Loan Documents” means this Agreement, each Note, the Guarantees, the Security Documents, Amendment No. 1 and Amendment No. 2.”; and
(v)    The final sentence of Section 2.12(a) is deleted in its entirety.
2.2    Effect of Amendment. Except as modified hereby, all of the terms and provisions of the other Loan Documents remain in full force and effect. To the extent that any conflict may exist between the provisions of this Amendment No. 2 and the provisions of the Amended and Restated Credit Agreement or the Incremental Joinder Agreement, then this Amendment No. 2 shall control.
SECTION 3

CLOSING CONDITIONS
3.1    Conditions Precedent. This Amendment No. 2 shall become effective as of the Amendment Date upon:
(a)    receipt by the Administrative Agent of this Amendment No. 2, duly executed by the Borrower, the Administrative Agent and the Required Lenders;
(b)    the effectiveness of the Incremental Joinder Agreement No. 2 in accordance with the terms thereof;
(c)    all fees and out-of-pocket expenses incurred by the Adminstrative Agent and required to be paid or reimbursed by the Borrower as separately agreed, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, on or prior to the date hereof;

(d)    the Administrative Agent shall have received (a) an opinion of Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to the Administrative Agent and (b) Hunton & Williams LLP, special Virginia counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;
(e)    both immediately before and after giving effect to this Amendment No. 2, the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date as though made on such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); and
(f)    no Default or Event of Default shall exist on the date hereof both before and after giving effect to this Amendment No. 2.
SECTION 4

MISCELLANEOUS
4.1    Amended Terms. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Amended and Restated Credit Agreement as amended by this Amendment No. 2. Except as specifically amended hereby or otherwise agreed, each of the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.
4.2    Loan Document. This Amendment No. 2 shall constitute a Loan Document under the terms of the Amended and Restated Credit Agreement and shall be subject to the terms and conditions thereof (including, without limitation, Sections 10.14 and 10.15 of the Credit Agreement).
4.3    Entirety. This Amendment No. 2 and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
4.4    Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment No. 2 by facsimile or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered.
4.5    GOVERNING LAW. THIS AMENDMENT NO. 2 AND ALL ACTIONS ARISING UNDER THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 2 to be duly executed and delivered as of the date first above written.
TOYS “R” US-DELAWARE, INC.,
as Borrower
By:    /s/ Matthew Loncar
    Name:    Matthew Loncar
    Title:    Senior Vice President – Assistant General
Counsel

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Kelly Weaver
    Name:    Kelly Weaver
    Title:    AVP

[ ],
    as a Lender
By:
Name:

Exhibit A
FORM OF ASSIGNMENT AND ASSUMPTION FOR TERM B-2 LOANS AND TERM B-3 LOANS
This Assignment and Assumption for Term B-2 Loans and/or Term B-3 Loans (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
BY EXECUTING THIS ASSIGNMENT AND ASSUMPTION WITH RESPECT TO TERM B-2 LOANS OR THE TERM B-3 LOANS, THE ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES TO VOTE (AND TO EXECUTE AND SUBMIT A SIGNATURE PAGE TO THE ADMINISTRATIVE AGENT REFLECTING SUCH VOTE) IN FAVOR OF THE CHANGES TO THE CREDIT AGREEMENT SET FORTH IN SECTION 12 TO THE INCREMENTAL JOINDER AGREEMENT NO. 1 (AS DEFINED BELOW) OR THE INCREMENTAL JOINDER AGREEMENT NO. 2 (AS DEFINED BELOW), AS APPLICABLE, SHOULD THE BORROWER SEEK AN AMENDMENT TO THE CREDIT AGREEMENT TO MAKE SUCH CHANGES AND ACKNOWLEDGES THAT IT WILL NOT RECEIVE ANY FEES PAID BY THE BORROWER IN CONNECTION WITH SEEKING SUCH AMENDMENT.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor: ______________________________

2.	Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]]
3.    Borrower: Toys “R” Us-Delaware, Inc.

4.	Administrative Agent: Bank of America, N.A., as the Administrative Agent under the Credit Agreement.
5.    Credit Agreement: Amended and Restated Credit Agreement, dated as of August 24, 2010 (as amended, amended and restated, extended, supplemented, waived or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Toys “R” Us-Delaware, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (the “Lenders”), Bank of America, N.A., as administrative agent for the Lenders (together with its permitted successors and assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., as collateral agent for the Lenders (together with its permitted successors and assigns in such capacity, the “Collateral Agent”), Goldman, Sachs Credit Partners L.P. and JPMorgan Chase Bank, N.A., as Syndication Agents, Credit Suisse Securities (USA) LLC and Wells Fargo Bank, N.A., as Documentation Agents, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities LLC, Goldman Sachs Lending Partners LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Bookrunning Managers.
6.    Incremental Joinder Agreements. (a) Incremental Joinder Agreement, dated as of May 25, 2011 (the “Incremental Joinder Agreement No. 1”) , by and among the Borrower, the Administrative Agent, each initial Term B-2 Lender (as defined therein) and each of the Loan Parties party thereto and (b) Incremental Joinder Agreement No. 2, dated as of April 10, 2012 (the “Incremental Joinder Agreement No. 2” and, together with Incremental Joinder Agreement No. 1, the “Incremental Joinder Agreements”) , by and among the Borrower, the Administrative Agent, each initial Term B-3 Lender (as defined therein) and each of the Loan Parties party thereto..

7.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders*	Amount of Commitment/ Loans Assigned*	Percentage Assigned of Commitment/ Loans	CUSIP Number
Term B-2 Loans	$	$
Term B-3 Loans	$	$	%
	$	$	%
	$	$	%

[8.	Trade Date: __________________]
Effective Date: __________________, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]

By:	Title:
ASSIGNEE
[NAME OF ASSIGNEE]

By:	Title:
Consented to and Accepted:
BANK OF AMERICA, N.A., as
Administrative Agent

By:	Title:

[Consented to:
TOYS “R” US-DELAWARE, INC.

By:	Title: ]

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement (as amended by the Incremental Joinder Agreements) as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copies of the Credit Agreement and the Incremental Joinder Agreements, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption an Administrative Questionnaire, (vii) the Administrative Agent has received (or has waived its right to receive) a processing and recordation fee of $3,500 as of the Effective Date and (viii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
[The Assignee further represents and warrants that it (i) it is an Affiliated Lender pursuant to the Credit Agreement and shall be subject to the restrictions set forth in Section 10.18 thereof; and (ii) at the time of such assignment on a pro forma basis after giving affect to such assignment, the aggregate principal amount of all Loans held by Affiliated Lenders shall not exceed 30% of the aggregate principal amount of all Loans outstanding under the Credit Agreement.]
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of laws principles that would require the application of the laws of another jurisdiction.